UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

Orchard Supply Hardware Stores Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11679	95-4214109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6450 Via Del Oro San Jose, CA		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 281-3500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure in Item 5.02(e) of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 18, 2012, Orchard Supply Hardware Stores Corporation (the “Company”) reduced its Senior Leadership Team by two members to streamline operations and eliminate a level in the Company’s executive organizational structure, terminating the employment of Mark A. Bussard, Senior Vice President, Operations, effective on December 18, 2012, and Stephen W. Olsen, Senior Vice President, Supply Chain, IT and Chief Strategy Officer, effective February 2, 2013, though Mr. Olsen’s continuation with the Company through such date would be in a non-executive capacity. In connection with his termination, Mr. Bussard also resigned as a director of the Company, effective December 18, 2012.

(e)

In connection with Mr. Olsen’s termination of employment with the Company, the Company and Mr. Olsen entered into a Severance Agreement and General Release on December 21, 2012 (the “New Severance Agreement”) which supersedes the Severance Agreement by and between the parties dated July 16, 2010 (the “Previous Severance Agreement”). The New Severance Agreement provides for (i) a severance payment equivalent to 9 months base salary, (ii) payment of COBRA premiums through November 30, 2013 if continued coverage under COBRA is timely elected and (iii) an outplacement services fee of $16,000. The New Severance Agreement also includes a release of claims from Mr. Olsen as well as a perpetual confidentiality covenant and a post-termination non-solicitation of employees covenant for a nine month period. Mr. Olsen is entitled to revoke his acceptance of the New Severance Agreement up through December 28, 2012, which if revoked, will be of no further force or effect and Mr. Olsen will not be entitled to the severance benefits described above. The foregoing description of the terms and conditions of the New Severance Agreement is only a summary and is qualified in its entirety by the full text of such agreement, a copy of which is filed herewith. A description of the material provisions of the Previous Severance Agreement can be found in the Prospectus under the section entitled “Severance Agreements — Severance Agreements with Mr. Olsen.” in the Prospectus dated December 12, 2011 that was filed by the Company with the Securities and Exchange Commission on December 16, 2011, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Severance Agreement and General Release dated December 21, 2012 between Orchard Supply Hardware Stores Corporation and Stephen W. Olsen.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	ORCHARD SUPPLY HARDWARE STORES CORPORATION

	By:	/s/ Michael W. Fox
Michael W. Fox
Senior Vice President, General Counsel and Secretary